Exhibit 99.1 OPPENHEIMER & CO. INC. INVESTMENT BANKING AND CAPITAL MARKETS DEFERRED COMPENSATION PLAN (Effective December 15, 2021) 1. Purpose of the Plan. The purpose of this Oppenheimer & Co. Inc. Investment Banking and Capital Markets Deferred Compensation Plan (effective December 15, 2021) (the “Plan”) is to enhance the overall effectiveness of the Company’s compensation program by providing a vehicle for the deferral of compensation of professionals working in each department of the Company’s Capital Markets Division. 2. Definitions 2.01. “Account” means the bookkeeping account maintained for a Participant to record his or her Account Credits, together with deemed earnings and losses thereon. A Participant’s Account shall consist of all types of accounts permitted under this Plan, including accounts maintained for the Bonus Deferral Credits, Elective Deferral Credits, and Matching Credits, in each case, together with deemed earnings and losses thereon. Each such portion of a Participant’s Account shall be further subdivided into a Deemed Investment Account and an Interest Credit Account. Subaccounts shall also be maintained within each Account to the extent necessary (i) to implement the vesting provisions of Section 7, and (ii) to reflect the portions of the Deemed Investment Account that are deemed invested in the respective investment funds available under the Plan. 2.02. “Account Credits” means a Participant’s Bonus Deferral Credits, Elective Deferral Credits, and Matching Credits. 2.03. “Administrator” means the Compensation Committee of the board of directors of Oppenheimer, or any successor thereto. 2.04. “Affiliate” means each of the following: (a) any subsidiary within the meaning of Section 424(f) of the Code; (b) any parent within the meaning of Section 424(e) of the Code; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee. 2.05. "Base Salary" means the salary paid during a Plan Year, measured on an annualized basis as of the last day of a Plan Year by the Company or an Affiliate to a Participant

2 for services rendered, excluding bonuses, fringe benefits and unused sick/personal days or vacation days. Base Salary shall exclude any profit realized from the acquisition or sale of any stock acquired under any equity award, or income imputed on below market loans. Base Salary shall further not include any amounts paid or accrued to a Participant as severance pay, as a contribution to any profit- sharing plan, pension plan, welfare plan, group insurance plan, or non-elective contributions to a deferred compensation plan, or any other employee benefit plan maintained by the Company or an Affiliate, except that Base Salary shall include salary reduction contributions to a plan established by the Company or an Affiliate under Code Section 401(k), 125 or 132(f). In all cases, the Base Salary shall be determined without reduction for any portion of the Base Salary deferred under this Plan. 2.06. “Beneficiary” means any person so designated in accordance with Section 10. References in the Plan to a Participant shall be deemed a reference to a Beneficiary where the context so requires. 2.07. “Board” means the Board of Directors of the Company. 2.08. “Bonus” means, with respect to each Participant, the discretionary performance cash bonus, or any other form of cash incentive compensation, payable to the Participant by the Company or its Affiliate for services related to the Investment Banking Division or any other Capital Markets Divisions covered by this Plan, as determined by the Company or its Affiliate and communicated to the Participant from time to time, in all cases, determined without reduction for any portion of the Bonus deferred under this Plan. 2.09. “Bonus Deferral Credit” means the portion of the Bonus which is deferred under this Plan and automatically credited to a Participant’s Account pursuant to Section 6.01. The amount of a Bonus Deferral Credit shall be determined in accordance with a schedule established by the Administrator, as may be amended from time to time, unless otherwise determined by the Administrator in its sole discretion and subject to applicable requirements of Section 409A. 2.10. “Cause” means, for purposes of this Plan and notwithstanding any other agreement between an Employee and the Company or any of its Affiliates, misconduct in respect of an Employee’s duties to the Company or any of its Affiliates, including, but not limited to, the Employee’s dishonesty, disloyalty, insubordination, unsatisfactory performance or attendance, or failure to follow policies, rules, or procedures of the Company or any of its Affiliates, in each case, as determined by the Administrator in its sole discretion. 2.11. “Change in Control” means a transaction or series of transactions (whether by way of merger, consolidation, sale of stock, recapitalization, or otherwise) as a result of which any Person acquires ultimate beneficial ownership of more than 50% of the voting power of Oppenheimer’s outstanding voting stock or more than 50% of the voting power of the Company’s outstanding voting stock. For purposes of this

3 definition, “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934 and as used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof. Notwithstanding the foregoing, (i) “Person” excludes Oppenheimer, the Company, any subsidiary of the foregoing, any employee benefit plan sponsored or maintained by Oppenheimer, the Company, or any subsidiary (including any trustee of any such plan acting in his or her capacity as trustee), and (ii) acquisition by merger or consolidation does not include where the voting interests in Oppenheimer or the Company outstanding immediately prior to the transaction continue to represent more than 50% of the combined voting power of the voting interests in the surviving entity immediately after such merger or consolidation. 2.12. “Code” means the Internal Revenue Code of 1986, as amended from time to time. 2.13. “Commencement Year” means the Plan Year designated in a Distribution Election for the payment of benefits. 2.14. “Company” means Oppenheimer & Co. Inc. and any successor thereto. 2.15. “Deemed Investment Account” means the portion of a Participant’s Account that is subject to a Participant’s Deemed Investment Choices under Section 5. 2.16. “Deemed Investment Choices” means a Participant’s election under Section 5 of the investment fund or funds used to measure the investment performance of the Participant’s Deemed Investment Account. 2.17. “Designation Date” means the first business day of a calendar quarter. 2.18. “Disability” means (i) any permanent physical or mental incapacity or disability rendering a Participant unable or unfit to perform effectively the duties and obligations of the Participant’s employment, or (ii) any illness, accident, injury, physical or mental incapacity, or other disability, which condition is expected to be permanent or long-lasting and has rendered the Participant unable or unfit to perform effectively the duties and obligations of the Participant’s employment for a period of at least 90 days in any 12 consecutive month period, in either case as determined by the Administrator in its sole discretion. Notwithstanding the foregoing, with respect to any portion of the Participant’s Account that is subject to Section 409A, “Disability” occurs if as a result of physical or mental impairment that can result in death or last a year or more: (i) the Participant is unable to engage in any substantial gainful activity, or (ii) the Participant is receiving income replacement benefits from insurance for three months or more. 2.19. “Distribution Election” means a Participant’s election pursuant to Section 8 with respect to the timing of distribution of the Participant’s Account. 2.20. “Elective Deferral Credits” means amounts credited to a Participant’s Account pursuant to Section 6.02 with respect to the portion of a Participant’s Eligible Amounts deferred under the Plan.

4 2.21. “Elective Deferral Election” means a Participant’s election pursuant to Section 8 to defer the payment of all or a portion of such Participant’s Eligible Amounts. 2.22. “Eligible Amounts” means the portion of a Participant’s Bonus equal to the lesser of (i) fifty percent (50%) of the sum of a Participant’s Bonus and Base Salary or (ii) $2,500,000, in all events, as the Administrator may designate from time to time in its sole discretion as eligible for an Elective Deferral Election hereunder. 2.23. “Eligible Employee” has the meaning ascribed thereto in Section 3. 2.24. “Employee” means a common law employee of the Company. The term Employee excludes an agent and independent contractor of the Company or an Affiliate thereof, even if such agent or independent contractor is later determined by a court or administrative agency to be a common law employee of the Company or an Affiliate thereof. 2.25. “Interest Credit Account” means the portion of a Participant’s Account to which interest credits are added in accordance with Section 4.03. 2.26. “Matching Credit” means, in respect of any Performance Year, an amount equal to ten percent (10%) of the Participant’s Elective Deferral Credits, which are automatically credited to a Participant’s Account pursuant to Section 6.03 and deferred under the Plan. 2.27. “Oppenheimer” means Oppenheimer Holdings Inc. 2.28. “Participant” means an Eligible Employee who has an Account balance under the Plan and whose Account has not been fully distributed. 2.29. “Performance Year” means the calendar year on the basis of which a bonus or other incentive compensation is determined, as determined by the Administrator in its sole discretion. 2.30. “Plan” means this Oppenheimer & Co. Inc. Investment Banking and Capital Markets Deferred Compensation Plan, as amended from time to time. 2.31. “Plan Year” means the calendar year. 2.32. “Prior Year Compensation” means: (A) solely for purposes of the 2022 Plan Year, the sum of (i) the Participant’s Base Salary for the 2021 Plan Year, and (ii) the Bonus paid to a Participant in the 2022 Performance Year (i.e., paid with respect to the 2021 Performance Year); or (B) for purposes of a Plan Year starting on or after January 1, 2023 (any such year being a “Subject Plan Year”), the sum of the Base Salary for the Performance Year preceding the Subject Plan Year and the Bonus actually paid to a Participant in the Performance Year preceding the Subject Plan Year. For the avoidance of doubt and by way of example, with respect to the 2023 Performance Year, Prior Year Compensation shall include the Participant’s Base

5 Salary for the 2022 Performance Year and the Bonus paid to the Participant in 2022 with respect to services performed in the 2021 Performance Year. 2.33. “Quarterly Date” means the last day of a calendar quarter. 2.34. “Scheduled Distribution Date” for a Plan Year means the date occurring within the period starting January 1st and ending on the last day in February of such Plan Year as selected by the Administrator for the distribution of lump-sum payments payable in such Plan Year pursuant to Participants’ Distribution Elections, if applicable, provided that the payments to be distributed are from a Vested Account. 2.35. “Section 409A” means Section 409A of the Code. 2.36. “Unforeseeable Emergency” has the meaning ascribed thereto in Section 12.03. 2.37. “Valuation Date” means January 1 and the last day of each calendar quarter of any Plan Year, and any other day that the Administrator, in its sole discretion, designates as a Valuation Date. 2.38. “Vested Account” means the vested portion of a Participant’s Account. 3. Participation. Any Eligible Employee shall be eligible to participate in the Plan. An “Eligible Employee” with respect to a Plan Year shall be an Employee who (i) is an employee of the Investment Banking Division of the Company with a title of Associate or above whose Prior Year Compensation was not less than $200,000 in the aggregate (or, with respect to any Employee who commenced employment with the Company during a Plan Year, an Employee whose Base Salary and target Bonus amount, if any, is reasonably expected to equal or exceed $200,000) or (ii) is a professional working in the Capital Markets Division (but not in the Investment Banking Division) and is designated as an Eligible Employee by the Administrator in its sole discretion. For purposes of this Plan employees of the Public Finance Division of the Company shall be excluded from (i) above. An Eligible Employee shall be eligible to make an Elective Deferral Election in accordance with Section 8 hereof if such Eligible Employee had Prior Year Compensation of not less than $500,000 in the aggregate (or, with respect to any Eligible Employee who commenced employment with the Company during a Performance Year, an Eligible Employee whose Base Salary and target Bonus amount, if any, is reasonably expected to equal or exceed $500,000). Participation in the Plan shall terminate when all amounts credited to a Participant’s Account have been distributed and/or forfeited. 4. Accounts. 4.01. Maintenance of Accounts. The Administrator shall maintain records showing the individual balances in each Participant’s Account, and any subaccounts thereof. 4.02. Crediting of Investment Return for Deemed Investment Account. As of any Valuation Date, each Participant’s Deemed Investment Account shall, under such

6 procedures as the Administrator shall establish, be credited or debited with the Participant’s allocable share of any increase or decrease in the realizable net asset value or credited earnings, as applicable, of the respective deemed investment funds. Such allocable share shall be based on the ratio that the portion of such Participant’s Deemed Investment Account that is deemed, pursuant to such Participant’s Deemed Investment Choices, to be invested in an investment fund bears to the aggregate of all amounts deemed to be invested in such investment fund. 4.03. Crediting of Interest on Interest Credit Account. As of any Valuation Date, each Participant’s Interest Credit Account shall be credited with interest at such rate as the Administrator may establish from time to time in its sole discretion. The Administrator may change such rate in its sole discretion as of the first day of any calendar quarter. 4.04. Accounting for Distributions. As of the date of any distribution to a Participant, the amount of such distribution shall be charged ratably to the Deemed Investment Account and Interest Credit Account components of the Participant’s Account. 4.05. Segregation Accounts. In the event that two or more Accounts are maintained for a Participant, each such component Account (a) shall be treated as a separate Account for purposes of applying the provisions of this Section 4, and (b) shall be the subject of separate Deemed Investment Choices. 5. Deemed Investment Account 5.01. Filing of Deemed Investment Choices. Subject to such limitations as may from time to time be imposed by the Administrator, prior to the commencement of his or her participation in the Plan and prior to any Designation Date each Participant may specify Deemed Investment Choices, on such form as the Administrator shall prescribe, which shall designate from among the deemed investment funds available for selection under the Plan from time to time the deemed investment fund or funds which shall be used to measure the deemed investment performance of the Participant’s Deemed Investment Account. Such direction shall designate the percentage (in whole percent multiples) of each portion of the Participant’s Deemed Investment Account that is requested to be deemed invested in such respective funds, and shall be effective as of the next Designation Date. 5.02. Change in Deemed Investment Choices. A Participant’s Deemed Investment Choices shall remain in effect until the first Designation Date after the Participant files new Deemed Investment Choices, at which time the Participant’s Deemed Investment Account and/or future Account Credits shall be reallocated among the designated deemed investment funds according to the percentages specified in the new Deemed Investment Choices. 5.03. Deficient Deemed Investment Choices. If the Administrator receives an initial or revised specification of Deemed Investment Choices that it deems to be incomplete,

7 unclear, or improper, the Participant’s Deemed Investment Choices then in effect shall remain in effect (or, in the case of a deficiency in the Participant’s initial Deemed Investment Choices, the Participant shall be deemed to have filed no Deemed Investment Choices) until the next Designation Date, unless the Administrator permits the application of corrective action prior thereto. 5.04. Default Direction. If the Administrator possesses at any time directions as to the deemed investment of less than all of the Participant’s Deemed Investment Account, the Participant shall be deemed to have directed that the undesignated portion of the Deemed Investment Account be invested in a fund made available under the Plan as determined by the Administrator in its sole discretion. 5.05. Indemnity. Each Participant, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Company, its officers, directors, agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant’s Deemed Investment Account. There is no guarantee of any specific rate of return with respect to any Deemed Investment Choices, and each Participant assumes the risk in connection with any decrease in value relating to the deemed investment of the Participant’s Deemed Investment Account. 6. Account Credits 6.01. Bonus Deferral Credits. For each Plan Year, the Company shall credit to a Participant’s Account a Bonus Deferral Credit equal to a portion of the Bonus (determined in accordance with a schedule established by the Administrator, as may be amended from time to time, unless otherwise determined by the Administrator in its sole discretion and subject to applicable requirements of Section 409A) payable in respect of the immediately preceding Performance Year. The Bonus Deferral Credit shall be automatically credited to a Participant’s Account not later than March 1 immediately following the end of the Performance Year, and the amount of such Bonus Deferral Credit shall be allocated 60% to the Participant’s Deemed Investment Account and 40% to the Participant’s Interest Credit Account. 6.02. Elective Deferral Credits. An Eligible Employee who is eligible to make an Elective Deferral Election in accordance with Section 3 hereof may elect to defer all or a portion of his or her Eligible Amounts payable on account of a Performance Year by making an Elective Deferral Election prior to the Performance Year under Section 8. Any Elective Deferral Credit pursuant to an Elective Deferral Election shall be credited, not later than March 1 following the end of the Performance Year, 60% to the Participant’s Deemed Investment Account and 40% to the Participant’s Interest Credit Account. 6.03. Matching Credits. For each Performance Year, the Company shall credit to a Participant’s Account a Matching Credit equal to ten percent (10%) of the Elective Deferral Credit credited to the Participant’s account for such Performance Year, if any. Any Matching Credit shall be credited, at the same time as the Participant is credited Elective Deferral Credits in respect of such Performance Year, 60% to the

8 Participant’s Deemed Investment Account and 40% to the Participant’s Interest Credit Account. 7. Vesting 7.01. Vesting of Subaccounts. (a) Except as otherwise determined by the Administrator in its sole discretion, the subaccount to which a Participant’s Bonus Deferral Credits with respect to a Performance Year are credited shall vest in three substantially equal installments on the December 31 of each of the first through third years following such Performance Year, provided the Participant has been continuously employed by the Company or Affiliate through the applicable vesting date. (b) The subaccount to which a Participant’s Matching Credits with respect to a Performance Year are credited shall vest on the fifth anniversary of the last day of the Performance Year, provided the Participant has been continuously employed by the Company or Affiliate through the vesting date. (c) The subaccount to which a Participant’s Elective Deferral Elections are credited shall be fully vested at all times. 7.02. Forfeiture Upon Termination of Employment. Except as otherwise provided in this Section 7, upon a Participant’s termination of employment for any reason, the unvested portion of his or her Account shall be forfeited. 7.03. Termination for Cause. Upon a Participant’s termination of employment for Cause, the Bonus Deferral Credits and the Matching Credits, whether or not vested, shall be forfeited immediately. 7.04. Death or Disability. In the event of a Participant’s termination of employment by reason of death or Disability, the entire balance in his or her Account, excluding the Matching Credits, shall become fully vested on such termination. 8. Deferral Elections. 8.01. Initial Deferral Election (With Respect to Eligible Amounts). (a) With respect to Elective Deferral Credits, a Participant must file an Elective Deferral Election not later than December 31 of the calendar year preceding the Performance Year to which the Participant’s Eligible Amounts relate, provided that, the Administrator shall have the sole discretion to permit the Participant to file an Elective Deferral Election with respect to the Participant’s Eligible Amounts not the later than the earliest of (i) 30 calendar days after the date the Participant is first eligible to participate in the Plan, or (ii) if any portion of a Participant’s Bonus is calculated based

9 on a predetermined formula and such Bonus qualifies as “performance- based compensation” under Treas. Reg. § 1.409A-1(e), not later than June 30 of the Performance Year to which the Participant’s Bonus relates. (b) An Elective Deferral Election applies only to the Participant’s Eligible Amounts for the Performance Year (or Performance Years) to which such election relates, and may apply to multiple Performance Years to the extent permitted by the Administrator. (c) All Elective Deferral Elections shall be made on such form as the Administrator shall designate, including electronic format, which shall specify, with regard to the applicable Performance Year, the following: (i) the portion of the Participant’s Eligible Amounts for the applicable Performance Year which the Participant elects to defer hereunder; and (ii) the payment date and deferral period, as described in Section 8.02 below. (d) An Elective Deferral Election must be submitted to the Administrator on a timely basis in order to be given effect. Once a Participant has submitted an Elective Deferral Election, the Participant may only revoke or change that deferral election if the Participant notifies the Administrator in writing of the revocation or change prior to the filing deadline specified in clause (a) above. 8.02. Payment Date Elective Deferral Elections and Bonus Default. (a) With respect to Elective Deferral Credits and Matching Credits, a Participant must file an initial Distribution Election not later than the earliest of (i) 30 calendar days after the date the Participant is first eligible to participate in the Plan, or (ii) December 31 of the calendar year preceding the Performance Year in which the Participant’s Eligible Amounts first become payable, provided that, if any portion of a Participant’s Bonus is calculated based on a predetermined formula and such Bonus qualifies as “performance-based compensation” under Treas. Reg. § 1.409A-1(e), the Participant must file a Distribution Election with respect to the Bonus portion of the Participant’s Eligible Amounts not later than June 30 of the Performance Year in respect of which the Participant’s Bonus is earned. With respect to Bonus Deferral Credits (which are automatically granted), the Company shall notify the Participant that he or she is eligible to receive the Bonus Deferral Credits credited to his or her Account, in the first 60 days of the calendar year following the calendar year to which the Bonus relates and shall be distributed in a lump sum on the Scheduled Distribution Date that occurs in the Plan Year immediately following the Plan Year in which Bonus Deferral Credits become vested pursuant to Section 7 of this Plan, or as soon as administratively practicable thereafter, but in no event later than December 31 of such Plan Year. For the avoidance of doubt, such Bonus shall be subject to the terms and conditions of the applicable

10 incentive compensation program, and, unless provided otherwise in an agreement between the Participant and the Company (or an Affiliate thereof) each Participant shall have no legally binding right to any payment thereunder unless and until the Company decides to credit Bonus Deferral Credits to the Participant’s Account. (b) A Distribution Election applies only to the Participant’s Elective Deferral Credits and Matching Credits for the Performance Year (or Performance Years) to which such election relates, and the Participant shall provide a new Distribution Election for each Performance Year. (c) All Distribution Elections shall be made on such form as the Administrator shall designate, including electronic forms, which shall specify, with regard to the applicable Performance Year(s), the specific year in which the payment is to be made, which shall be, at the Participant’s election, either (i) the year next following the fifth anniversary of the last day of the applicable Performance Year, or (ii) the year next following the tenth anniversary of the last day of the applicable Performance Year. All distributions shall be made in a lump sum cash payment, provided that, subject to any applicable law (including without limitation, Section 409A), rule, regulation, listing standard, or similar requirement, and subject to the Administrator’s sole discretion, the Administrator may determine that the payment shall be made in a lump sum in-kind distribution, provided further, that the Administrator shall have no obligation to determine that the payment shall be made in a lump-sum in-kind distribution. (d) A Distribution Election must be submitted to the Administrator on a timely basis in order to be given effect. Once a Participant has submitted a Distribution Election, the Participant may only revoke or change that election if the Participant notifies the Administrator in writing of the revocation or change prior to the filing deadline specified in clause (a) above. 8.03. Subsequent Deferral Elections. Solely to the extent permitted by the Administrator and in accordance with its procedures, a Participant may elect to extend the Commencement Year with respect to amounts covered by a Distribution Election both with respect to Elective Deferral Credits and Matching Credits, and thereby defer payment of the corresponding portion of the Participant’s Account (including deemed earnings and losses thereon), provided that: (i) the Participant’s subsequent deferral election may not be effective until 12 months after the date the subsequent deferral election is made; (ii) the subsequent deferral election must be made at least 12 months prior to the date the payment would otherwise be made; (iii) the payment is delayed by at least five years from the original payment date; and (iv) any election made with respect to Matching Credits must be the same as the Participant’s election made with respect to the corresponding Elective Deferral Credits for the applicable Performance Year. This paragraph shall not apply with respect to any portion of the Participant’s Bonus Deferral Credits. Notwithstanding anything

11 herein to the contrary and for the avoidance of doubt, the Administrator shall have no obligation to permit subsequent deferrals pursuant to this Section 8.03. 9. Distributions 9.01. Valuation of Accounts. (a) For purposes of determining the amount of a distribution made on a Scheduled Distribution Date, a Participant’s Account shall be valued as of the January 1 (or, if January 1 is not a business day, the immediately following business day) Valuation Date immediately preceding such Scheduled Distribution Date. (b) For purposes of determining the amount of a distribution made on a date other than a Scheduled Distribution Date, a Participant’s Account shall be valued as of the last Quarterly Date preceding the date of the distribution or any other day that the Administrator, in its sole discretion, designates as a Valuation Date. In the event that a distribution would otherwise be made on a date that is more than 60 days after the most recent Quarterly Date, the distribution shall be postponed until after the next Quarterly Date. 9.02. Distribution. (a) Except as otherwise provided in this Section 9, a Participant’s Elective Deferral Credits and Matching Credits shall be distributed in lump sum in accordance with Section 8.02(c) hereof at the time specified in his or her Distribution Election. (b) A Participant’s Bonus Deferral Credits shall be distributed as provided in Section 8 of this Plan. 9.03. Distribution Following Death or Disability. In the event of a Participant’s termination of employment by reason of the Participant’s death or Disability, then notwithstanding the Participant’s Distribution Election, the balance in his or her Vested Account shall be distributed to the Participant (or, in the event of the Participant’s death, to his or her Beneficiary) as soon as practicable and in no event later than 70 days following such event. 9.04. Distribution Following Termination for Other Reasons. In the event of a Participant’s termination of employment (which is also a “separation from service” under Section 409A) for any reason other than death, or Disability, then notwithstanding the Participant’s Distribution Elections, but subject to Section 7 hereof, the balance in the Participant’s Vested Account shall be paid to him or her in a lump sum as soon as practicable following such termination but in no event later than 70 days following such termination. Notwithstanding the foregoing, if required under Section 409A due to the fact that the Participant is a “specified employee” under Section 409A and the amount

12 payable is considered “deferred compensation” of a type requiring a six-month delay under Section 409A, the amount payable shall be subject to a six-month delay in payment, and shall be paid on the first day of the seventh month following the termination of employment. 10. Beneficiary Designation 10.01. A Participant may from time to time designate one or more Beneficiaries to receive such benefits as may be payable under the Plan on or after the Participant’s death on such form as the Administrator shall prescribe. Any such designation will be effective only if properly filed with the Administrator during the Participant’s lifetime, and shall revoke all prior designations by the Participant. 10.02. To the extent permitted by Section 409A, if at the time a benefit payment is due following a Participant’s death there is no living Beneficiary validly named by the Participant, the Company shall pay any such benefit payment in order of priority to (i) the Participant’s spouse, (ii) the Participant’s then living descendants, if any, per stirpes, or (iii) the Participant’s estate. In determining the existence or identity of anyone entitled to a benefit payment, the Administrator may rely conclusively upon information supplied by the Participant’s personal representative, executor, or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment, or if a dispute arises with respect to any such payment, the Administrator may, in its sole discretion, distribute such payment to the Participant’s estate without liability for any tax or other consequences that might flow therefrom or may take such other action as it deems appropriate. 11. Change in Control 11.01. The Administrator may take such actions in connection with a Change in Control as it deems appropriate to ensure the security of Participants’ benefit entitlements with respect to their Vested Accounts, including without limitation, vesting and distribution of Accounts in accordance with Section 409A and the regulations promulgated thereunder. 12. Distribution on Unforeseeable Emergency: 12.01. Unforeseeable Emergencies. In the event of a Participant’s Unforeseeable Emergency (as defined below), such Participant may request a distribution from his or her Vested Account. Any such request shall be subject to the approval of the Administrator, which approval (a) shall only be granted to the extent reasonably needed to satisfy the need created by the Unforeseeable Emergency (which will take into account any additional compensation available due to cancellation of deferral elections hereunder), plus an amount necessary to pay taxes reasonably anticipated as a result of the distribution, and (b) shall not be granted to the extent that such need may be relieved (i) through reimbursement or compensation by insurance or otherwise (ii) by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or

13 (iii) by cessation of deferrals under the Plan. Any such request must be accompanied or supplemented by such written documentation supporting the request as the Administrator may require. 12.02. Ineligibility to Make Elective Deferral Election. Any Participant who receives a distribution pursuant to Section 12.01 shall be ineligible to make an Elective Deferral Election with respect to any Eligible Amounts to which the Participant becomes entitled on account of the Performance Year during which such distribution is paid. 12.03. Unforeseeable Emergency. An “Unforeseeable Emergency” means severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or his or her dependent, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant’s control. Examples of circumstances not qualifying as an Unforeseeable Emergency include the need to send a Participant’s child to college and the desire to purchase a home. 13. Administration The Administrator shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan, including without limitation the power to delegate specific responsibilities for the operation and administration of the Plan to employees or agents of the Company or its Affiliates. The Administrator shall have the full discretionary authority to interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan, including but not limited to questions of eligibility, waiver of vesting conditions and/or accelerated vesting (subject to applicable requirements of Section 409A), and the status and rights of Employees (including without limitation, an Employee’s status as an Eligible Employee or not), Participants, and other persons. Benefits shall be paid under the Plan only if the Administrator in its sole discretion determines that the applicant is entitled to them. Any such determination by the Administrator shall be conclusive and binding on all persons. 14. General Provisions 14.01. No Contract of Employment. The establishment of the Plan shall not be construed as conferring any legal rights upon any employee or Participant for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any employee or Participant and to treat such person without regard to the effect which such treatment might have upon such person as a Participant in the Plan. 14.02. Withholding. As a condition to a Participant’s entitlement to benefits hereunder, the Company shall have the right to deduct from any amounts otherwise payable to a Participant, whether pursuant to the Plan or otherwise, or otherwise to collect from the Participant, any required withholding taxes with respect to benefits under the Plan.

14 14.03. Participant Elections. Any elections or designations by the Participant under this Plan shall be made in such manner and under such procedures, including by electronic means, as the Administrator may prescribe from time to time. 14.04. Non-Assignability of Benefits. Subject to any applicable law, no benefit under the Plan shall be subject in any manner to, nor shall the Administrator be obligated to recognize, any purported anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. No such benefit shall in any manner be liable for or subject to garnishment, attachment, execution, or a levy, or liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant. 14.05. Incapacity of Recipient. If any person entitled to a distribution under the Plan is deemed by the Administrator to be incapable of personally receiving and giving a valid receipt for such payment, then unless and until claims therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Administrator may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Administrator, the Company, and the Plan therefor. 14.06. Unclaimed Benefit. In the event that all or any portion of the distribution payable to a Participant or Beneficiary hereunder shall, at the expiration of five years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator to ascertain the whereabouts of such Participant or Beneficiary after sending a registered letter, return receipt requested, to the last known address and after further diligent effort, the amount so distributable shall be treated as a forfeiture and shall be retained by the Company as part of its general assets. 14.07. Successor Companies. The Plan shall be binding upon the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, and whether by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Company, by written agreement to expressly assume and agree to perform the Company’s obligations under the Plan in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. The provisions of this Section 14.07 shall continue to apply to each subsequent Company of the Participant hereunder in the event of any subsequent merger, consolidation, or transfer of assets of such subsequent Company. 14.08. Dispute Resolution; Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the conflict of law principles thereof. Any dispute, claim or controversy between the Company or any of its Affiliates and any Participant arising out of this Plan, the interpretation of any of the provisions thereof, shall be settled by binding arbitration administered by the Judicial Arbitration Mediation Service (“JAMS”) before one

15 (1) arbitrator who is a retired federal or state judge, pursuant to the Streamlined Arbitration Rules and Procedures of JAMS then in effect. The arbitration will be conducted in New York City, New York. The costs of the arbitration attributable to any party to the arbitration shall be borne by such party. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. Any award or decision obtained from any such arbitration proceeding shall be final, binding and conclusive on the parties, and judgment upon any award thus obtained may be entered in any court having jurisdiction thereof. No action at law or in equity based upon any claim arising out of or related to this Plan shall be instituted in any court by any party except (a) an action to compel arbitration pursuant to this Section 14.08; or (b) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 14.08. 14.09. ERISA. This Plan is intended to be a payroll practice and is not subject to the Employee Retirement Income Security Act of 1974, as amended. 14.10. Section 409A of the Code. (a) This Plan is intended to comply with, or be exempt from, the applicable requirements of Section 409A and shall be limited, construed and interpreted in accordance with such intent. The Company makes no guarantee with respect to the tax treatment of payments hereunder, and the Company shall not be responsible in any event with regard to non- compliance with Section 409A. (b) If under this Plan, an amount is to be paid in two or more installments, for purposes of Section 409A, each installment shall be treated as a separate payment. Whenever a payment under this Plan specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Administrator. To the extent that any provision of the Plan would cause a conflict with the requirements of Section 409A, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A, such provision shall be deemed null and void to the extent permitted by law. A Participant cannot designate a year of payment except in accordance with the rules relating to payment elections under Section 409A. (c) Notwithstanding herein to the contrary, if required under Section 409A due to the fact that the Participant is a “specified employee” under Section 409A and the amount payable hereunder is considered “deferred compensation” of a type requiring a six-month delay under Section 409A, the amount payable hereunder shall be subject to a six-month delay in payment, and shall be paid on the first day of the seventh month following a termination of employment.

16 15. Source of Benefits The Plan is an unfunded plan maintained by the Company for the purpose of providing deferred compensation for a select group of employees. Benefits under the Plan shall be payable from the general assets of the Company. Notwithstanding the foregoing, the Company may, but need not, establish a rabbi trust to assist it in funding any Plan obligations. The Plan shall not be construed as conferring on a Participant any right, title, interest, or claim in or to any specific asset, reserve, account, or property of any kind possessed by the Company. References in the Plan to Deemed Investment Choices are for the sole purpose of attributing hypothetical investment performance to each Participant’s Deemed Investment Account. Nothing herein shall require the Company to invest, earmark, or set aside its general assets in any specific manner. To the extent that a Participant or any other person acquires a right to receive payments from the Company, such right shall be no greater than the right of an unsecured general creditor. 16. Effective Date This Plan is effective as of December 15, 2021. 17. Amendment or Termination The Board reserves the right to amend or terminate this Plan at any time; provided, however, that without such Participant’s written consent, no amendment or termination of the Plan shall adversely affect the right of any Participant to receive, or otherwise result in a material adverse effect on such Participant’s rights under the Plan with respect to, his or her accrued benefits as determined as of the date of amendment or termination. The lump- sum payment to a Participant of his or her entire Account balance upon a Plan termination, effected in a manner intended to comply with Section 409A of the Code, shall not be deemed to violate the proviso of the preceding sentence.

[Signature Page to Capital Markets Deferred Compensation Plan] IN WITNESS WHEREOF, the Company has adopted this Plan on this 15th day of December 2021. OPPENHEIMER & CO. INC. By: /Dennis P. McNamara/ Its: EVP and General Counsel